UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to ' 240.14a-12

Abington Bancorp, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

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Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on Thursday, May 14, 2009
The proxy statement and annual report are available at: www.cfpproxy.com/6252

Name Address City, State Zip Code
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 4, 2009 to facilitate timely delivery

Dear Abington Bancorp, Inc. Shareholder:

The annual shareholder meeting will be held at 10:30 a.m. on May 14, 2009, at the Huntingdon Valley Country Club
located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania. The matters to be covered are noted below:

(1)	Election of two directors for a three-year term expiring in 2012 and until their successors are elected and qualified;

(2)	Ratification of the appointment of Beard Miller Company LLP as our independent registered public accounting firm for the year ending December 31, 2009; and

(3)	Such other business, as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

The Board of Directors of Abington Bancorp, Inc. recommends voting "FOR" the above proposals.

The following materials are available for you to review online:

•	2009 Proxy Statement and Proxy Card

•	Form 10-K for the year ended December 31, 2008 (which is not deemed to be part of the official proxy soliciting materials)

To request a paper copy of these items related to this meeting and Abington Bancorp's future meetings of shareholders, you will need your Shareholder Control Number that can be found in the lower right hand corner of this letter. Then, either:

➢	Call our toll-free number, (800) 951-2405; or
➢	Visit our website at www.cfpproxy.com/6252; or
➢	Send us an email at fulfillment@rtco.com.

and enter the Shareholder Control Number when prompted or, if you send us an e-mail, enter it in the subject line.

You may vote on-line, by phone, by mail or in person. If you wish to vote on-line or by phone, you will need your Shareholder Control Number which can be found in the bottom right hand corner of this notice and visit our website at www.cfpproxy.com/6252. If you wish to vote by mail, or in person, you must request a paper copy of the materials by May 4, 2009. We ask that you cast your vote promptly. Thank you for your continued support!

DRIVING DIRECTIONS

From Points South:	From Points North:
Take I-95 North	Take New Jersey Turnpike South
Take Exit 7, I-476 N. toward Plymouth Meeting	Take Exit 6, I-276 W/Pennsylvania Turnpike
Take Exit 20, I-276 E/ Pennsylvania Turnpike, toward New Jersey	Take Exit 343, Pa-611 S/Easton Rd., toward
Take Exit 343, Pa-611 S/Easton Rd., toward Willow Grove/Abington	Willow Grove/Abington
Turn Right onto Easton Rd.
Turn Left onto W Moreland Rd./ Pa-63	Follow same directions as from points south
Turn Right onto Edge Hill Rd./ Pa-63	.
Turn Left onto Country Club Dr. end at 2295 Country Club Dr.